                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Kurrant Food Enterprises, Inc. (the Company") on Form 10-QSB for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Christopher Bell, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Date August 14, 2008	By:	/s/ Christopher Bell
Christopher Bell Chief Executive Officer Chief Financial Officer